THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated June 18, 2013 to the Prospectus dated May 1, 2013

This Supplement outlines fund name changes for several of the funds that are offered as investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

We have been informed that, effective August 12, 2013, the name of several funds will be changed, according to the table below. The fees and investment objective of the funds will not change.

CURRENT FUND NAME	NEW FUND NAME

American Funds Protected Asset Allocation Fund	American Funds Managed Risk Asset Allocation Fund
LVIP Protected American Balanced Allocation Fund	LVIP Managed Risk American Balanced Allocation Fund
LVIP Protected American Growth Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
LVIP Protected Profile Conservative Fund	LVIP Managed Risk Profile Conservative Fund
LVIP Protected Profile Growth Fund	LVIP Managed Risk Profile Growth Fund
LVIP Protected Profile Moderate Fund	LVIP Managed Risk Profile Moderate Fund

Please retain this Supplement for future reference.